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                                                                    EXHIBIT 23.3



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made part of this Registration Statement No. 333-81987 on Form S-4.





                                                       /s/ Arthur Andersen
                                                       -------------------------
                                                       ARTHUR ANDERSEN LLP


Cincinnati, Ohio
November 11, 1999